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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2003

                                  MANPOWER INC.
             (Exact name of registrant as specified in its charter)



       WISCONSIN                        1-10686                   39-1672779
(State or other jurisdiction   (Commission file number)         (IRS Employer
      of incorporation)                                      Identification No.)


                            5301 North Ironwood Road
                           Milwaukee, Wisconsin 53217
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (414) 961-1000





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ITEM 5. OTHER EVENTS.


         On January 29, 2003, we issued a press release announcing our 2002 results.

         On January 29, 2003, we are also making available certain restated operating unit results for each quarter in the years ended December 31, 2002, 2001 and 2000. The operating unit results for each of these periods have been restated to more closely align with how we manage our foreign operations. Our operations in Europe, the Middle East and Africa (excluding France) will now be reported as one segment, referred to as EMEA, which represents the combination of operations historically included in segments referred to as United Kingdom and Other Europe. In addition, central costs for EMEA, which historically have been included in corporate expense are now included in the determination of operating unit profit.

         The press release and the restated operating unit results are attached hereto as exhibits and are incorporated herein by reference, except for the references to our website and the information contained therein.

ITEM 7. EXHIBITS.

Exhibit No.   Description

99.1          Press Release dated January 29, 2003.

99.2 Restated Operating Unit Results for years ended December 31, 2002, December 31, 2001 and December 31, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MANPOWER INC.


Date:  January 29, 2003                /s/ Michael J. Van Handel
                                       -----------------------------------------
                                       Michael J. Van Handel
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary



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                                  EXHIBIT INDEX

Exhibit No.    Description

   99.1        Press Release dated January 29, 2003.

   99.2 Restated Operating Unit Results for years ended December 31, 2002, December 31, 2001 and December 31, 2000.




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